                                                                    Exhibit 99.3

                             ASSIGNMENT AGREEMENT

     This Assignment Agreement ("Agreement"), dated as of the 30th day of November, 2000 is by and between Sylvan Learning Systems, Inc., a Maryland corporation ("Assignor"), with its principal place of business at 1000 Lancaster Street, Baltimore, Maryland 21202, and Career Education Corporation, a Delaware corporation ("Assignee") with its principal place of business located at 2895 Greens Point Parkway, Suite 600, Hoffman Estates, Illinois 60195.

                                R E C I T A L S:
                                ---------------

          A. Assignor has previously made a Loan to Edutrek International, Inc. (the "Company") in the original principal sum of $5,000,000 (the "Loan"), as evidenced by a Promissory Note in the original principal amount of $5,000,000 dated May 30, 2000 (the "Note"), which Loan is secured by a security interest in and to certain tangible and intangible assets of the Company pursuant to a Security Agreement, a Pledge Agreement, Guaranty, and related documents, all of which are subject to an Intercreditor Agreement dated as of May 30, 2000 between Assignor and First Union National Bank ("Intercreditor Agreement").

          B. Assignee desires to purchase from Assignor and Assignor desires to sell and assign to Assignee all Assignor's rights, title and interest in and to the Loan, all collateral and security therefor (the "Collateral"), and all documents evidencing the Loan and any collateral and security therefor, subject to the Intercreditor Agreement (the "Loan Documents").


     NOW, THEREFORE, in consideration of the foregoing and of the mutual understandings and agreements of the parties contained herein and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Initial capitalized terms used herein which are not otherwise defined herein shall have the meaning provided therefor in the Note.

     2. Assignor hereby sells, assigns and transfers to Assignee, WITHOUT RECOURSE, AND WITHOUT REPRESENTATION OR WARRANTY, except as expressly provided herein, all of Assignor's rights, title and interest in and to the Loan, all Loan Documents and all Collateral and guaranties for the Loan.

     3. In consideration of the assignment, Assignee hereby agrees to pay to Assignor, upon the execution of this Agreement, the sum of $5,079,383.56 (the "Purchase Price"), by wire transfer as follows:

          Bank of America, NA
          Baltimore, Maryland
          ABA # 052001633
          For the Account of Sylvan Learning Systems, Inc.

          Account #3933614751

     4. As a condition to payment of the Purchase Price, Assignor shall execute and/or deliver to Assignee the following:

          A.  A duly executed counterpart of this Agreement;

          B. UCC-3 Assignments of all UCC-1 Financing Statements recorded by Assignor against the Company, including without limitation, those UCC-1 Financing Statements listed and described on Exhibit B attached hereto;

          C.  The original executed Loan Documents; and

          D. Such other assignments, instruments or documents, in recordable form, as may be required by law or requested by Assignee to evidence the Assignment of Assignor's interest in the Loan and the Collateral.

     5. In consideration of Assignee's purchase of the Loan, Assignor hereby represents and warrants to Assignee that:

          A. The outstanding balance of the Loan is $5,079,383.56, consisting of outstanding principal in the amount of $5,000,000 and accrued and unpaid interest in the amount of $79,383.56;

          B. Assignor is the owner of and has absolute title to the Loan, and the Loan Documents, free and clear of all claims, liens and encumbrances, and has not previously sold, transferred, assigned, conveyed or otherwise encumbered its interest in the Loan or the Collateral;

          C. Assignor is not aware of any claims or defenses that the Company may have to (i) payment of the Loan or, (ii) to the validity of the security interest of Assignor in the Collateral;

          D. Exhibit A attached hereto contains a list of all Loan Documents evidencing the Loan, all guaranties, and Assignor's interest in the Collateral.

          E. All acts, proceedings and consents necessary or required by law, the articles of incorporation or by-laws of Assignor or any agreement by which Assignor is bound, required to make the assignment hereunder a valid, binding and legal obligation of Assignor, have been done, taken, occurred, or been received and this Agreement shall constitute Assignor's legal, valid and binding obligation, enforceable in accordance with its terms.

     6. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois and shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.


                  (remainder of page intentionally left blank)

     IN WITNESS WHEREOF, the Assignor and Assignee have entered into this Agreement as of the date first above written.

                                SYLVAN LEARNING SYSTEMS, INC.



                                By:   /s/  Robert Zentz
                                      -------------------------------------
                                Title:  Senior Vice President
                                      -------------------------------------

                                CAREER EDUCATION CORPORATION



                                By:  /s/ Patrick K. Pesch
                                      -------------------------------------
                                Title:  Chief Financial Officer
                                      -------------------------------------

                         ACKNOWLEDGEMENT AND AGREEMENT

Each of the undersigned hereby accepts and acknowledges receipt of a copy of the foregoing Assignment Agreement and consents to and agrees to be bound by all provisions thereof, and to make all future payments under the Loan to Assignee. Each of the undersigned further acknowledges and agrees that the Loan is assignable by Assignor to Assignee, it has no defense to payment of its obligations under the Loan Documents and the outstanding balance of the Loan is as set forth in the Assignment Agreement.

Capitalized terms used in this Acknowledgement and Agreement without definition have the meanings specified in the foregoing Assignment Agreement unless the context otherwise requires.

November 30, 2000                EDUTREK INTERNATIONAL, INC.


                                 By:    /s/ R. Steven Bostic
                                      -----------------------------------------
                                      R. Steven Bostic, Chairman of the Board
                                      and Chief Executive Officer

                                 EDUTREK SYSTEMS, INC.


                                 By:    /s/ R. Steven Bostic
                                      -----------------------------------------
                                      R. Steven Bostic, Chief Executive Officer

                                 AMERICAN INTERCONTINENTAL
                                      UNIVERSITY, INC.


                                 By:    /s/ R. Steven Bostic
                                      -----------------------------------------
                                      R. Steven Bostic, Chief Executive Officer

                                 AMERICAN INTERCONTINENTAL
                                      UNIVERSITY-LONDON, LTD. U.S.


                                 By:    /s/ R. Steven Bostic
                                      -----------------------------------------
                                      R. Steven Bostic, Chief Executive Officer

                                 AMERICAN EUROPEAN MIDDLE EAST
                                 CORPORATION, LLC


                                 By:    /s/ R. Steven Bostic
                                      -----------------------------------------
                                      R. Steven Bostic, Chief Executive Officer

                                   EXHIBIT A
                                   ---------

                                 Loan Documents
                                 --------------

     1. Promissory Note dated May 30, 2000 in the original principal amount of $5,000,000 executed by Edutrek International, Inc. in favor of Sylvan Learning Systems, Inc.

     2. Guaranty dated as of May 30, 2000 by Edutrek Systems, Inc., American Intercontinental University, Inc., American Intercontinental University-London, Ltd. U.S., and American European Middle East Corporation, LLC, in favor of Sylvan Learning Systems, Inc.

     3. Security Agreement dated as of May 30, 2000 by and among Edutrek International, Inc., Edutrek Systems, Inc., American Intercontinental University, Inc., American Intercontinental University-London, Ltd. U.S., American European Middle East Corporation, LLC and Sylvan Learning Systems, Inc.

     4. Pledge and Security Agreement dated as of May 30, 2000 by and among Edutrek International, Inc., American Intercontinental University-London, Ltd. U.S., American Intercontinental University European Middle East Corporation, LLC and Sylvan Learning Systems, Inc.

     5. Conditional Assignment and Trademark Security Agreement dated as of May 30, 2000, between American Intercontinental University, Inc. and Sylvan Learning Systems, Inc.

     6. Conditional Assignment and Trademark Security Agreement dated as of May 30, 2000, between Edutrek Systems, Inc. and Sylvan Learning Systems, Inc.

     7. Intercreditor Agreement dated as of May 30, 2000, between First Union National Bank and Sylvan Learning Systems, Inc.

                                   EXHIBIT B
                                   ---------

                            UCC Financing Statements
                            ------------------------

---------------------------------------------------------------------------------------------------
Debtor                            Jurisdiction                            File Number        File
                                                                                             Date
---------------------------------------------------------------------------------------------------
EduTrek International, Inc.       Secretary of State, California          0016160021         6/6/00
---------------------------------------------------------------------------------------------------
EduTrek International, Inc.       District of Columbia                    2000053693         6/7/00
---------------------------------------------------------------------------------------------------
EduTrek International, Inc.       Secretary of State, Florida             200000131808       6/6/00
---------------------------------------------------------------------------------------------------
EduTrek International, Inc.       Fulton County, Georgia                  060200010695       6/7/00
---------------------------------------------------------------------------------------------------
EduTrek Systems, Inc.             Secretary of State, California          0016160028         6/6/00
---------------------------------------------------------------------------------------------------
EduTrek Systems, Inc.             District of Columbia                    2000053700         6/7/00
---------------------------------------------------------------------------------------------------
EduTrek Systems, Inc.             Secretary of State, Florida             200000131811       6/6/00
---------------------------------------------------------------------------------------------------
American InterContinental         Secretary of State, California          0016160075         6/7/00
 University, Inc.
---------------------------------------------------------------------------------------------------
American InterContinental         District of Columbia                    2000053712         6/7/00
 University, Inc.
---------------------------------------------------------------------------------------------------
American InterContinental         Secretary of State, Florida             200000131814       6/6/00
 University, Inc.
---------------------------------------------------------------------------------------------------
American InterContinental         Fulton County, Georgia                  060200010696       6/7/00
 University, Inc.
---------------------------------------------------------------------------------------------------
American InterContinental         State Corporate Commission,             0006066075         6/6/00
 University, Inc.                 Virginia
---------------------------------------------------------------------------------------------------
American InterContinental         Loudoun County, Virginia                1703-00            6/6/00
 University, Inc.
---------------------------------------------------------------------------------------------------
American European Middle East     Secretary of State, California          0016160059         6/6/00
 Corporation, LLC
---------------------------------------------------------------------------------------------------
American European Middle East     District of Columbia                    2000053706         6/7/00
 Corporation, LLC
---------------------------------------------------------------------------------------------------
American European Middle East     Secretary of State, Florida             200000131812       6/6/00
 Corporation, LLC
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Debtor                            Jurisdiction                            File Number        File
                                                                                             Date
---------------------------------------------------------------------------------------------------
American European Middle East     Fulton County, Georgia                  060200010699       6/7/00
 Corporation, LLC
---------------------------------------------------------------------------------------------------
American InterContinental         Secretary of State, California          0016160036         6/6/00
 University-London, Ltd. U.S.
---------------------------------------------------------------------------------------------------
American InterContinental         District of Columbia                    2000053704         6/7/00
 University-London, Ltd. U.S.
---------------------------------------------------------------------------------------------------
American InterContinental         Secretary of State, Florida             200000131809       6/6/00
 University-London, Ltd. U.S.
---------------------------------------------------------------------------------------------------
American InterContinental         Fulton County, Georgia                  060200010698       6/7/00
 University-London, Ltd. U.S.
---------------------------------------------------------------------------------------------------
American College in London,       Secretary of State, California          0016160048         6/6/00
 Ltd. U.S. (n/k/a American
 InterContinental
 University-London, Ltd. U.S.)
---------------------------------------------------------------------------------------------------
American College in London,       District of Colombia                    2000053705         6/7/00
 Ltd. U.S. (n/k/a American
 InterContinental
 University-London, Ltd. U.S.)
---------------------------------------------------------------------------------------------------
American College in London,       Secretary of State, Florida             200000131807       6/6/00
 Ltd. U.S. (n/k/a American
 InterContinental
 University-London, Ltd. U.S.)

---------------------------------------------------------------------------------------------------
American College in London,       Fulton County, Georgia                  060200010693       6/7/00
 Ltd. U.S. (n/k/a American
 InterContinental
 University-London, Ltd. U.S)
---------------------------------------------------------------------------------------------------